NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

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                                                     CUSIP No. 429793 10 2
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                                 HIGH SPEED NET

                                 SOLUTIONS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES

                                PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

           -- Shares of HIGH SPEED NET SOLUTIONS, INC. common stock --

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


         /s/ Michael M. Cimino                   /s/ Michael M. Cimino
        --------------------------              --------------------------------
                         SECRETARY                                     PRESIDENT

INTERWEST TRANSFER CO. INC.                 COUNTERSIGNED & REGISTERED
P.O. Box 17136
Salt Lake City, UTAH 84117                  ------------------------------------
                                            COUNTERSIGNED Transfer Agent-
                                            Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM--as tenants in common              UNIF GIFT MIN ACT --
           Custodian
           TEN ENT--as tenants by the entireties      (Cust)        (Minor)
           JT TEN--as joint tenants with signs of     under Uniform Gifts to
           ownership and not as tenants in common     Minor's Act (State)

               Additional abbreviations may also be used though not in the above list.

                     For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________  Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


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         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER